Subsequent Events	6 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent events:

Restructuring initiatives

In light of an increasing sense of uncertainty associated with market conditions and the global economy from various unstable factors including the European sovereign debt crisis, Nomura has undertaken various restructuring initiatives to focus on accretive businesses and growth regions. These initiatives are described below.

In November 2011, Nomura announced a series of restructuring initiatives designed to improve profitability and lower its breakeven point through cost reductions. These restructuring initiatives primarily focus on reducing personnel expenses within the Wholesale Division. Key activities under the plan also include reduction of non-personnel expenses in the Retail and Asset Management Divisions. Activities under this restructuring plan have been initiated since the end of November 2011. The expected total pre-tax charges arising from these restructuring initiatives are currently under evaluation.

Disposal of a private equity investment

On November 30, 2011, Nomura Principal Finance Co., Ltd. ("NPF"), a wholly owned investment company subsidiary within Nomura, and NPF Harmony Investment Limited Partnership ("Harmony"), a Japanese investment limited partnership and investee of NPF, closed an agreement for the sale of 410,480 outstanding common shares of Skylark Co., Ltd. (comprising 220,442 shares representing 41.76% held by NPF and 190,038 shares representing 36.00% held by Harmony) for approximately ¥100 billion and 20,000 outstanding preferred shares (entirely held by NPF) for approximately ¥28 billion by transferring those shares to a Japanese corporation set up by Bain Capital Partners, LLC. The difference between the sales price and carrying value which is based on the theoretical exit price may also be due to the characteristics of private equity investments which generally command a premium beyond the theoretical value. The carrying value of the Skylark shares as of September 30, 2011 was significantly lower than the sales prices contained in the stock purchase agreement, resulting in a gain to be recognized in the third quarter. The carrying value as of September 30, 2011 was evaluated based on Nomura's internal valuation model and recognized uncertainties resulting from the restaurant business environment.